UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 31, 2006

JPMORGAN CHASE & CO.
(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

270 Park Avenue, New York, NY (Address of Principal Executive Office)	10017 (Zip Code)

Registrant's telephone number, including area code: (212) 270-6000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(a) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Effective December 31, 2006, Joseph L. Sclafani retired as Corporate Controller (Principal Accounting Officer) of JPMorgan Chase & Co. (the "Registrant"). Louis Rauchenberger assumed the position of Corporate Controller (Principal Accounting Officer) effective December 31, 2006. Mr. Rauchenberger, 44, had been Deputy Controller of the Registrant since June 2005, prior to which he had held several positions with the Registrant in accounting and financial reporting with supervisory responsibility.

As previously announced, effective December 31, 2006, William B. Harrison, Jr. retired as Chairman of the Board of the Registrant and James Dimon became Chairman of the Board in addition to his position as Chief Executive Officer of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
	By:	/s/ Anthony J. Horan
Date: January 8, 2007	Name: Title:	Anthony J. Horan Corporate Secretary